UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2006

Commission File Number: 333 - 118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

345 West 11th Avenue, Unit 4, Vancouver, British Columbia, Canada V5Y 1T3
(Address of principal executive offices)

(604) 780-3914
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 19, 2006, Sound Revolution Inc. (the “Company”) appointed Robin Ram to serve as Chief Operating Officer of the Company. Mr. Ram was also appointed to the Company’s board of directors, effective June 26, 2006.

Robin Ram has 30 years of management, multimedia marketing, sales, distribution and operational experience in the retail, supplier and mass market distribution channels of the entertainment industry both in Canada and the USA. From 2003 to 2006 Mr. Ram was a Senior Vice President and Managing Partner for Brandxtensions Marketing Inc., a Toronto-based entertainment label. From 2001 to 2006, Mr. Ram was the President of Mar International Group, a company that provides sales, marketing, manufacturing and consulting services to entertainment companies.

The Employment Agreement between the Company and Mr. Ram provides for a one-year term with automatic one-year renewal periods, and can be terminated on 60 days notice by either party. After one year, this notice period is increased to 120 days notice. Mr. Ram’s remuneration will be as follows: for his first partial quarter (up until September 1, 2006), he will be issued common stock of the Company valued at $12,000. For each subsequent quarter, Mr. Ram will be issued common stock of the Company valued at $15,000. In addition, in each quarter, Mr. Ram will receive options to purchase common stock of the Company at varying prices. He will be eligible for bonuses subject to his completion of major milestones.

Mr. Ram does not currently hold a directorship on another reporting company. There are no family relationships between Mr. Ram and any of the other directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Item 7.01	Regulation FD Disclosure

On June 27, 2006, the Company issued a press release entitled “Sound Revolution Inc. announces that Robin Ram has been appointed as Director and Chief Operating Officer.” The press release is attached as Exhibit 99.1 hereto.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are included as part of this report:

	10.1	Employment Agreement between the Company and Robin Ram

	99.1	Press Release dated June 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006	SOUND REVOLUTION INC.
(Registrant)

	By:	/s/ Penny Green
Penny Green, Director, Chair of the Board,
President, Chief Executive Officer,
Chief Financial Officer